Exhibit 99.1

MASTER DOCUMENT

2005

Presenters:

Joseph H. Netherland Chairman, President and CEO

William H. Schumann Sr. Vice President & CFO

Director of Investor Relations Maryann T. Seaman (312) 861-6414 Chicago (281) 591-4080 Houston maryann.seaman@fmcti.com

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Company’s periodic reports filed under the Securities Exchange Act of 1934 include information concerning factors that may cause results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders.

The Appendices to this presentation provides reconciliations to GAAP for any non-GAAP measures referenced in today’s presentation.

FMC Technologies At A Glance

2004 Revenue: $2.8 Billion

FMC Technologies is a global leader in the design, manufacture and supply of mission-critical technology for the energy, food and airport industries

2004 Revenue

Energy Systems

71%

Airport Systems 10%

FoodTech 19%

Subsea Trees Surface Wellheads Manifolds Control Systems Floating Production Systems Separation Systems

Loaders Deicers

Boarding Bridges Rampsnake

Fluid Control Loading Systems Measurement Solutions

Citrus Extractors Freezing Systems Food Processing Systems

Strong Financial Results

Energy Systems Drives Growth

Segment Operating Profit $M

$160 $140 $120 $100 $80 $60 $40 $20 $0

20011 2002 2003 2004 2

(Adjusted Operating Profit)

(Adjusted Operating Profit)

Airport

FoodTech

Energy Systems

Earnings per diluted share

$0.77 $0.87 $1.03 $1.25

$1.40

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

2001 3,4 2002 4 2003 2004 2

(Adjusted Income)

(Adjusted Income)

1 See Appendix IV for reconciliation of 2001 adjusted segment operating profit (non GAAP measure) to U.S. GAAP.

2 See Appendix III for reconciliation of 2004 adjusted segment operating profit (non GAAP measure) and 2004 adjusted income per diluted share (non GAAP measure) to U.S. GAAP.

3 See Appendix I for reconciliation of 2001 adjusted income per diluted share (non GAAP measure) to U.S. GAAP.

4 Amounts represent income per diluted share before the cumulative effect of an accounting change.

Subsea Production Systems

Our Largest And Fastest Growing Business

2004 Revenues

Subsea

Subsea Revenue $M

1200 900 600 300 0

2001 2002 2003 2004

Subsea Tree Orders

Tree Market Share — 2004

17%

Vetco Gray

5%

Dril-Quip

11%

Aker Kvaerner

47%

FMC Technologies

20%

Cooper Cameron

Source: Quest Offshore Resources, Inc. February 2005

Subsea Tree Orders

Tree Market Share 2001 Thru 2004

Tree Market Share

50% 40% 30% 20% 10% 0%

2001 2002 2003 2004

22%

38%

40%

47%

Source: Quest Offshore Resources, Inc.

Order Backlog

Backlog continues to grow on the strength of subsea

Orders $M

3500 3000 2500 2000 1500 1000 500 0

2255

2263

2415

3096

2001 2002 2003 2004

Backlog $M

1600 1400 1200 1000 800 600 400 200 0

961

1151

1258

1587

2001 2002 2003 2004

Energy Systems

FoodTech and Airport

FMC Technologies

Leading technology and industry positions across major product lines

Leader in growing subsea and deepwater market Proven track record of growth with high return on capital

Leading Industry Positions

Energy Production Systems

Industry Position

Subsea Kongsberg 1

Surface Products 2

Floating Production Systems SOFEC 2

Leading Industry Positions

Energy Processing Systems

Industry Position

Fluid Control WECO®/Chiksan® 1

Loading Systems Chiksan® Marine Arms 1

Measurement Solutions Smith Meter 1

FMC Technologies

Leading technology and industry positions across major product lines

Leader in growing subsea and deepwater market

Proven track record of growth with high return on capital

Leading Deepwater/Subsea Position

Broadest subsea systems capabilities

20 years systems experience

Leader in deepwater technology

High reliability, quality and proven technology

Well positioned with the major subsea E&P companies

Alliance agreements create working partnerships and standardization

Well positioned in major producing basins

Local manufacturing near customer’s project management teams

Growing market

Offshore Capabilities

Metering & Control Systems

Surface Well Systems

Subsea Drilling Systems

Standard Subsea Trees

Smart Well Control Systems

Light Well Intervention

Subsea Template Systems

Subsea Processing

Tension Leg Platforms

ROV Tie-In Systems

Subsea Manifold

Guidelineless Deepwater Trees

Turret Mooring Systems

Floating Production Storage & Offloading Vessels

Strong Deepwater Track Record



1980
Bonito
RJS-39
189m
FMC
619 ft
1983
Piraúna
RJS-232
293m
Kvaerner
961 ft
1985
Marimbá
RJS-284
383m
FMC
1,256 ft
1988
Marimbá
RJS-376D
492m
FMC
1,613 ft
1988
Placid
Green
Canyon 31
684m
ABB
2,244 ft
1992
Marlim
MRL-9
781m
FMC
2,561 ft
1994
Marlim
MRL-4
1027m
FMC
3,368 ft
1997
Shell Mensa
1618m
FMC
5,308 ft
1997
Marlim Sul
MLS-3
1709m
ABB
5,605 ft
1999
Roncador
RJS-436
1853m
FMC
6,080 ft
2000
Petrobras
Roncador
1877m
ABB
6,157 ft
2002
Marathon
Camden
Hills
2197m
Cameron
7,209 ft
2004
Shell
Coulomb
2307m
FMC
7,570 ft
World
Record

FMC Technologies

OTC Technology Award Winning Projects

FTI supplied the equipment on 7 out of 8

1997 Amoco — Liuhua Project 1998 Shell— Mensa Project 1999 BP— Foinhaven Project

2000 Kerr-McGee — Neptune Spar Project 2001 Petrobras — Roncador 2002 ExxonMobil — Hoover / Diana Project 2003 Total — Girassol Project 2004 Shell and BP — Na Kika Project

Well Positioned With Major Subsea Operators

Subsea Completions 2004 To 2009E

Trees

Predominantly FTI accounts

500 400 300 200 100 0

Total

Petrob ras

BP

Chevron Texaco

ExxonMobil

Statoil

Norsk Hydro

Royal Dutch/Shell

Woodside

Unocol

ConocoPhillips

Murphy

BHP Billiton

Burullus

Kerr-MCGee

Marathon

ENI

Anadarko

Amerada-Hess

Sakhalin

EnCanana

PetroCanada

Santos

Gazprom

CNR

Reliance

Apache

INPEX

Source: Quest Offshore Resources, Inc.

FMC Technologies

Leading technology and industry positions across major product lines Leader in growing subsea and deepwater market

Proven track record of growth with high return on capital

Subsea Tree Installations

# of Trees

500 450 400 350 300 250 200 150 100 50 0

2004 2005 2006 2007 2008 2009

Africa/Mediterranean

Asia Pacific North Sea Brazil North America

Source: Quest Offshore Resources, Inc. - 4Q04 Normalized Case

Subsea Tree Awards

FTI Market Share 38% 40% 47%

# of Trees

400 350 300 250 200 150 100 50 0

2002 2003 2004 2005F 2006F

273

229

362

360

370

Actual

Forecast

Source: Quest Offshore Resources, Inc. February 2005 Base Case

Large Projects Anticipated to be Awarded In The Next 18 Months

Operator Development Subsea Trees Operator Development Subsea Trees

Gulf of Mexixo Asia Pacific

Anadarko Atwater 35-40 Reliance KG-DG 10-15

Murphy Frontrunner 5-10 BG Poinsetta 10-15

BHBP Shenzi 30-35

Brazil

West Africa/Med Chevron Texaco Frade 15-20

Total Akpo 35-40

Woodside TIOF 5-10 North Sea

Chevron Tex Agbami 35-40 Statoil Tyrihans 15-20

Total Moho 10-15

Exxon Mobil Kizomba C 15-20

Exxon Mobil BOSI 15-20

ENI Bouri 15-20

EPS Compound Annual Growth Has Exceeded 17% Per Year

(unaudited) $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

20011 2002 2003 20041 2005 $0.77

$0.30

$0.23

$0.19

$0.06 $0.87

$0.33

$0.23

$0.25

$0.06 $1.03

$0.32

$0.28

$0.32

$0.12 $1.25 $0.39 $0.32 $0.35 $0.20 $1.30 - $1.50

05FY Estimate Q4 Q3

Q2

Q1

(Adjusted Income) (Per share)

(Adjusted Income) (Per share)

1See Appendix I for reconciliation of 2001 quarterly income per diluted share (non-GAAP measure) to U.S. GAAP and a reconciliation of 2004 quarterly adjusted income per diluted share (non-GAAP measure) to U.S. GAAP.

Amounts represent income per diluted share before the cumulative effect of an accounting change.

EPS is computed independently for each of the periods presented: accordingly, the sum of the quarterly EPS amounts may not agree to the total year.

Strong Cash Flow Has Reduced Net Debt

(in millions)

1/1/01 12/31/01 12/31/02 12/31/03 12/31/04

(pro-forma) $69

$301 $66

$245 $37

$203 $193 $39

Debt Net of Cash

Synthetic Leases

At January 1, 2001, debt, net of cash is presented on a pro forma basis as defined in the Separation and Distribution Agreement with FMC Corporation.

Return On Investment

14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0%

2001 2002 2003

FMC Technologies

Oilfield Services Index Median

S & P 500 Median

Return on Investment (ROI) is calculated as income before the cumulative effect of changes in accounting principles plus after-tax interest expense as a percentage of total average debt and equity. The calculation of 2001 ROI uses adjusted income (non-GAAP measure). See Appendix II.

In Summary

A “New” Oilfield Services Company with

Demonstrated Earnings Growth Strong and Continued Cash Flow

Acquisitions and Share Repurchase

High Return on Capital

Driven by Subsea / Offshore Capabilities

High Barriers to Entry (Technology / Alliances) High Growth Platform for Added Products / Services

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)

2001 Q1 2001* Q2 2001 * Q3 2001 Q4 2001 FY 2001

Income per diluted share before cumulative effect of a change in accounting principle (GAAP basis) $(0.06) $0.15 $0.15 $0.30 $0.55

Less: Pro forma incremental interest expense (0.04) (0.03) - - (0.07)

Add back:

Restructuring and asset impairment charges 0.10 - 0.06 - 0.16

Income Taxes related to separation from FMC 0.05 0.06 0.02 - 0.13

Other 0.01 0.01 - - -

Adjusted income per diluted share (a non GAAP Measure) $0.06 $0.19 $0.23 $0.30 $0.77

*Results relating to periods prior to June 1, 2001 were carved out from the consolidated financial statements of FMC Corporation.

2004 Q1 2004 Q2 2004 Q3 2004 Q4 2004 FY 2004

Income per diluted share (GAAP basis) $0.20 $0.35 $0.32 $0.81 $1.68

Less: Gain on conversion of investment in MODEC International LLC - - - (0.51) (0.52)

Add back:

Goodwill impairment - - - 0.09 0.09

Adjusted income per diluted share ( a non-GAAP measure) $0.20 $0.35 $0.32 $0.39 $1.25

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)

(in millions) Year Ended December 31, 2001

Income before the cumulative effect of a change in accounting principle (GAAP measure) $35.9

Add back: Restructuring and asset impairment charges, net of income taxes 10.4

Add back: Income tax charges related to the separation from FMC Corporation 8.9

Less: Pro forma interest expense, net of income taxes (4.7)

Adjusted income before the cumulative effect of a change in accounting principle (non-

GAAP measure) $50.5

Appendix III

Reconciliation of Non-GAAP measures (as required by Regulation G)

(In millions, except per share amounts)

FY 2004

Segment operating profit- Energy Systems (GAAP basis) $98.5

Add back: Goodwill impairment 6.5

Adjusted segment operating profit - Energy Systems $105.0

(a non-GAAP measure)

Income per diluted share (GAAP basis) $1.68

Less: Gain on conversion of investment in MODEC (0.52)

International LLC

Add back: Goodwill impairment 0.09

Adjusted income per diluted share (a non-GAAP measure) $1.25

Appendix IV

Reconciliation of Non-GAAP measures (as required by Regulation G)

(In millions, except per share amounts)

FY 2001

Segment operating profit (GAAP basis) $113.2

Add back: Restructuring and asset impairment charges 16.4

Adjusted segment operating profit(a non-GAAP measure) $129.6